                                                                   EXHIBIT 10.14


     This Agreement is executed between Thomas Chu Yan Chuen of Apt IC, Park Villa, 37 Island Road, Deep Water Bay, Hong Kong ("the Consultant") and Supply Chain Services Limited, a company incorporated in Hong Kong with registered number 669329 whose registered office is at 31 New Henry House, 10 Ice House Street, Central, Hong Kong ("the Company"), as of the last date indicated below upon which it has been executed by both parties.

     This Agreement is made with reference to the following facts:

     A. The Consultant and the Company entered into an agreement dated 26 March 1999 ("the Consultation Service Agreement") by which the Company has engaged the Consultant to provide strategical planning and business consultation services to the Company.

     B. Pursuant to the Consultation Services Agreement, the Consultant is entitled to receive from the Company the services fees in the sum of HK$210,000 ("Consultation Fees") for services tendered in the period from 1 April 1999 to 31 December 2000. The Consultant, however, has not received from the Company the Consultation Fees and the Consultant is desirous to waive the Consultation Fees to the intent that the Company shall be released and discharged from the payment of the Consultation Fees absolutely.

     C. The Consultant and the Company desire to fully and finally resolve by this Agreement all claims, payments or other matters arising out of or in connection with the Consultation Fees.

     THEREFORE, the parties agree, in consideration of the mutual agreements herein contained, as follows:

     1. The Consultant, for and on behalf of himself and his personal representatives, successors and assigns, does hereby waive, release and forever discharge the Company and its successors and assigns from any and all claims, rights, benefits, interests, costs, expenses, damages, and actions, of whatever kind or nature, whether in law or in equity, whether known or unknown, which the Consultant has had, may now have or may hereafter have against the Company for or by reason of any occurrence, matter or thing through and including the date hereof which arises out of or in connection with any of the Consultation Fees.

     2. Without prejudice to the generality of the foregoing, it is expressly agreed and accepted by each of the parties to this Agreement that this Agreement is and is intended to be a general release of all claims of the Consultant in respect of the subject matter of this Agreement including those claims which the Consultant did not know or suspect to exist in his favour at the time of executing this Agreement, even if such claims, if they had been known to him, could have affected the terms of the settlement reached between the parties as contained in this Agreement. To the extent that legislation or any principles of law might provide otherwise than the first sentence of this clause, such legislation and principles are (to the extent permitted by law) hereby expressly waived and excluded by the Consultant who admit to full knowledge and understanding of the consequences and effect of such waiver and exclusion.

     3. The Consultant warrants to the Company that he has not assigned, charged or in any other way dealt with or disposed or purported to deal with his rights or interests in the Consultation Fees.

     4. In the event that any provision of this Agreement should be held void, voidable or unenforceable, the remaining portions shall remain in full force and effect.

     5. This Agreement contains the entire agreement of the parties to settle the Consultation Fees referred to herein, and expresses the entire agreement between the parties in relation to the subject matter of this Agreement.

     6.   This Agreement shall be effective when each party has executed it.

     7. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto, and each of them.

     8. For the avoidance of doubt, it is hereby declared and confirmed that save as herein otherwise provided in this Agreement, all the terms and conditions of the Consultation Service Agreement shall continue in full force and effect.

     9. This Agreement shall be construed and enforced in accordance with the laws of Hong Kong.



Signed, Sealed and Delivered            )
By Thomas Chu Yan Chuen                 )
in the presence of:-                    )       /s/ Thomas Chu Yan Chuen
                                                ------------------------


/s/ Tsang Sau Ping
------------------

Dated: March 27, 2001



SEALED with the COMMON SEAL of          )
Supply Chain Services Limited           )
and SIGNED by its director              )
Pauline Chu Wai Man                     )
in the presence of:-                    )       /s/ Pauline Chu Wai Man
                                                -----------------------


/s/ Tsang Sau Ping
------------------

Dated: March 27, 2001

     This Agreement is executed between Thomas Chu Yan Chuen of Apt IC, Park Villa, 37 Island Road, Deep Water Bay, Hong Kong ("the Executive") and Supply Chain Services Limited, a company incorporated in Hong Kong with registered number 669329 whose registered office is at 31 New Henry House, 10 Ice House Street, Central, Hong Kong ("the Company"), as of the last date indicated below upon which it has been executed by both parties.

     This Agreement is made with reference to the following facts:

     A. The Executive and the Company entered into an agreement dated 13 September 2000 ("the Employment Agreement") by which the Company has employed the Executive in the capacity of Managing Director of the Company.

     B. Pursuant to the Employment Agreement, the Executive is entitled to the following remuneration for services rendered in the period from 13 September 2000 to 31 December 2000:

          (a)  basic salaries in the sum of USD55,800;

          (b) a staff quarters not exceeding the monthly rental of $50,000 per month; and

          (c) an incentive scheme in the nature of commission on the Company's gross revenue.

               All the basic salaries, staff quarters and commission as referred to in the preceding paragraphs (a) (b) and (c) of this recital B are hereinafter collectively called "the Remuneration".

          C. The Executive is desirous to waive the Remuneration to the Intent that the Company shall be released and discharged from the Payment and provision of the Remuneration absolutely.

          D. The Executive and the Company desire to fully and finally resolve by this Agreement all claims, payments or other matters arising out of or in connection with the Remuneration.

     THEREFORE, the parties agree, in consideration of the mutual agreements herein contained, as follows:

     1. The Executive, for and on behalf of himself and his personal representatives successors and assigns, does hereby waive, release and forever discharge the Company and its successors and assigns from any and 811 claims. rights, benefits, interests, costs, expenses, damages, and actions, of whatever kind or nature, whether in law or in equity, whether known or unknown, which the Executive has had, may now have or may hereafter have against the company for or by reason of any occurrence, matter or thing through and including the date hereof which arises out of or in connection with any of the Remuneration.

     2. Without prejudice to the generality of the foregoing, it is expressly agreed and accepted by each of the parties to this Agreement that this Agreement is and is intended to be a general release of all claims of the Executive in respect of the subject matter of this Agreement including those claims which the Executive did not know or suspect to exist in his favour at the time of executing this Agreement, even if such claims, if they had been known to him, could have affected the terms of the settlement reached between the parties as contained in this Agreement To the extent that legislation or any principles of law might provide otherwise than the first sentence of this clause, such legislation and principles are (to the extent permitted by law) hereby expressly waived and excluded by the Executive who admit to full knowledge and understanding of the consequences and effect of such waiver and exclusion.

     3. The Executive warrants to the Company that he has not assigned, charged or in any other way dealt with or disposed or purported to deal with his rights or interests in the Remuneration.

     4. In the event that any provision of this Agreement should be held void, voidable or unenforceable, the remaining portions shall remain in full force and effect.

     5. This Agreement contains the entire agreement of the parties to settle the Remuneration referred to herein, and expresses the entire agreement between the parties in relation to the subject matter of this Agreement.

     6.   This Agreement shall be effective when each party has executed it.

     7. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the patties hereto, and each of them.

     8. For the avoidance of doubt, it is hereby declared and confirmed that save as herein otherwise provided in this Agreement, all the terms and conditions of the Employment Agreement shall continue in full force and effect.

     9. This Agreement shall be construed and enforced in accordance with the laws of Hong Kong.



Signed, Sealed and Delivered            )
By Thomas Chu Yan Chuen                 )
in the presence of:-                    )       /s/ Thomas Chu Yan Chuen
                                                ------------------------


/s/ Tsang Sau Ping
------------------

Dated: March 27, 2001



SEALED with the COMMON SEAL of          )
Supply Chain Services Limited           )
and SIGNED by its director              )
Pauline Chu Wai Man                     )
in the presence of:-                    )       /s/ Pauline Chu Wai Man
                                                -----------------------


/s/ Tsang Sau Ping
------------------

Dated: March 27, 2001